Exhibit 10.1


                             NOTE PURCHASE AGREEMENT
                             -----------------------


          AGREEMENT, dated as of October 9, 2003, by and between DISTINCTIVE DEVICES, INC., a Delaware corporation (the "Company"), and MULLIGAN MANAGEMENT, INC., a British Virgin Islands Corporation (the "Purchaser").

          WHEREAS, subject to the terms and conditions herein, the Company desires to issue and sell to the Purchaser an Unsecured Promissory Note in the principal amount of $1,000,000 (the "Note"), in the form attached hereto as Exhibit A, together with warrants (the "Warrants") to purchase up to 1,000,000 shares of the Company's Common Stock, $.001 par value (the "Common Stock"), pursuant to a Common Stock Purchase Warrant (the "Warrant Agreement"), in the form attached hereto as Exhibit B; and

          WHEREAS, the Purchaser desires to purchase the principal amount of Notes and Warrants.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions herein contained, the Company and the Purchaser, hereby agree as follows:

                                   SECTION 1

                                PURCHASE, CLOSING
                                -----------------

          1.1 Sale and Purchase. Subject to the terms and conditions herein, and in reliance upon the representations, warranties and agreements contained herein, the Company hereby issues and sells to the Purchaser, and the Purchaser hereby purchases from the Company, the Note and the Warrants (sometimes, collectively, the "Securities") for $1,000,000. (the "Purchase Amount") set forth on the signature page hereto.

          1.2 Payment. Upon execution of this Agreement, the Purchaser is paying the Purchase Amount to the Company by wire transfer of immediately available funds or such other form of payment as shall be mutually agreed upon by the Company and the Purchaser, and the Company is delivering the Note and the Warrant Agreement to the Purchaser.

                                   SECTION 2

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                  ---------------------------------------------

          The Company hereby represents and warrants to the Purchaser as follows:

          2.1 Organization, Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified or licensed to do business as a foreign corporation in good standing in every jurisdiction where the character of its properties, owned or leased, or the nature of its activities make such qualification necessary.

          2.2 Subsidiaries. Except for the subsidiaries listed on Schedule 2.2 hereto (each a "Subsidiary" and collectively the "Subsidiaries"), of which the Company is the beneficial owner of at least ninety (90%) percent all of their issued and outstanding shares of voting capital stock, the Company has no subsidiaries and does not own, of record or beneficially, any capital stock or equity interest or investment in any corporation, partnership, limited liability company, association or business entity. Each of the Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of jurisdiction of its formation.

          2.3 Capitalization. The Company's authorized capital stock, as of September 30, 2003, consisted of 50,000,000 shares of Common Stock, and 5,000,000 shares of preferred stock, $.001 par value (the "Preferred Stock"), of which 7,654,736 shares of Common Stock and no shares of Preferred Stock were issued and outstanding. The Company has reserved 7,654,736 shares of Common Stock for issuance upon the exercise of outstanding options and warrants, including the shares of Common Stock underlying the Warrants (the "Warrant Shares"). All of the issued and outstanding shares of Common Stock are validly issued, fully paid and non-assessable. All of the shares of the Common Stock underlying the Warrants that would be issued to the Purchaser pursuant to due exercise of the Warrant Agreement upon issuance will be validly issued, fully paid and non-assessable shares of Common Stock. Except as disclosed in the Company's Reports (as hereinafter defined) or in Schedule 2.3 annexed hereto and made a part of this Agreement, there are no outstanding options, warrants or other rights of any kind to acquire any additional shares of capital stock of the Company or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is the Company committed to issue any such option, warrant, right or security.

          2.4 Corporate Power. The Company has all requisite corporate power to enter into this Agreement and the Warrant Agreement, issue the Note, grant the Warrants, and carry out and perform its obligations under the terms of this Agreement and the Warrant Agreement, and also to own properties owned by it and to conduct business as being conducted by it.

          2.5 No Restrictive Agreements. Upon the delivery of the Warrants and the Warrant Shares in the manner contemplated thereunder, the Purchaser will acquire the beneficial and legal, valid and indefeasible title thereto, free and clear of all pledges, liens, charges, claims or options of any kind, except for restrictions on transfer under federal and state securities laws. There are no agreements relating to the voting, purchase or sale of capital stock between or among the Company and any of its stockholders.

          2.6 Authorization. All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance by the Company of this Agreement and the Warrant Agreement and for the authorization, issuance and delivery of the Note and the Warrants has been taken. Each of this Agreement, the Note, the Warrant Agreement and the Warrants has been duly executed by the Company and when delivered shall constitute a valid and binding agreement of the Company enforceable in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity.


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


          2.7 Financial Information. The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 together with the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 2003 (collectively, the "Company's Reports") present fairly the financial position and results of operations of the Company at the dates and for the periods to which they relate (subject, in the case of the unaudited financial statements, to normal year-end adjustments). The audited financial statements and the unaudited financial statements contained in the Company's Reports have been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods involved (except as may be otherwise indicated in the notes thereto and except with respect to unaudited statements as permitted by Form 10-QSB).

          2.8 Absence of Certain Changes. Except to the extent set forth in
Schedule 2.8 annexed hereto, at all times since June 30, 2003, there has not been any event or condition of any character which has adversely affected, or may be expected to adversely affect, the Company's business or prospects, as a whole, including but not limited to:

          (a) any material adverse change in the condition, assets, liabilities (existing or contingent) or business of the Company from that shown on the Company's Reports;

          (b) any damage, destruction or loss of any of the properties or assets of the Company (whether or not covered by insurance) materially adversely affecting the business or plans of the Company;

          (c) any declaration, setting aside or payment or other distribution in respect of any of the Company's capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Company;

          (d) any actual or threatened cancellation or adverse modification of any contract, licensing agreement, manufacturing agreement, marketing agreement or strategic partnering agreement to which the Company is a party; or

          (e) any labor trouble, or any other event or condition of any character, materially adversely affecting the business or plans of the Company.

          2.9 Taxes. The Company has filed or will file within the time prescribed by law (including extensions of time approved by the appropriate taxing authority) all tax returns and reports required to be filed with the United States Internal Revenue Service and with the States of Delaware and New Jersey and (except to the extent that the failure to file would not have a material adverse effect on the condition or operations of the Company) with all other jurisdictions where such filing is required by law. The Company has paid, or made adequate provision for the payment of, all taxes, interest, penalties, assessments or deficiencies shown to be due or claimed to be due on or in respect of such tax returns and reports. The Company's federal income tax returns have not, to the best of the Company's knowledge and belief, been audited by the Internal Revenue Service.

          2.10 Litigation. There is neither pending nor, to the Company's knowledge, threatened any action, suit, proceeding or claim to which the Company or any Subsidiary is or may be named as a party or its property is or may be subject and in which an unfavorable outcome, ruling or finding in any such


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

matter or for all such matters taken as a whole might have a material adverse effect on the condition, financial or otherwise, and operations or prospects of the Company taken as a whole. The Company has no knowledge of any unasserted claim which, if asserted and granted might have a material adverse effect on the condition, financial or otherwise, operations or prospects of the Company taken as a whole.

          2.11 Consents. No consent, approval, qualification, order or authorization of, or filing with, any governmental authority is required in connection with the Company's execution, delivery or performance of this Agreement, the Note, the Warrant Agreement or the Warrants.

          2.12 Compliance. The execution, delivery and performance of this Agreement, the Note, the Warrant Agreement or the Warrants by the Company does not conflict with or cause a breach under any of the terms or conditions of (i) its Certificate of Incorporation or By-Laws or (ii) any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation to which the Company is subject and a breach or violation of which might have a material adverse effect on the condition, financial or otherwise, operations or prospects of the Company. To the best knowledge of the Company, the operations of the Company and each Subsidiary have complied and are in compliance in all material respects with all applicable federal, state and local laws, and where appropriate, foreign laws, except to the extent any failure to so comply would not have a material adverse effect on the condition, financial or otherwise, operations or prospects of the Company taken as a whole. The Company possesses all permits, licenses and approvals of governmental authorities which are required in the operation of its business, except for those the failure of which to hold might have a material adverse effect on the Company's business and prospects taken as a whole. To the best knowledge of the Company, the Company is in compliance in all material respects with the terms and conditions of such permits, licenses and approvals.

          2.13 Intellectual Property. The Company owns or has valid, adequate and subsisting rights to use and exploit all patents, patent licenses, trade secrets, copyrights, trademarks and service marks necessary for the conduct of the business of the Company as described in the Company's Reports (collectively, the "Intellectual Property") free and clear of any pledge, lien, charge, claim or option. None of the processes currently used by the Company or any of the properties or products currently sold by the Company or trademarks, trade names, labels or other marks or copyrights used by the Company, to the best knowledge of the Company, infringes the patent, industrial property, trademark, trade name, label, other mark, right or copyright of any other person or entity. The Company has not received any written notice of adverse claim with respect to any of the Intellectual Property, and, to the Company's best knowledge, no basis exists for any such claim.

          2.14 No Undisclosed Liabilities; Etc. Neither the Company nor any Subsidiary has any material liabilities or obligations of any nature (absolute, accrued, contingent or otherwise) which were not fully reflected or reserved against in the balance sheet included in June 30, 2003 Form 10-QSB, (the "Balance Sheet") except for liabilities and obligations incurred in the ordinary course of business and consistent with past practice since the date thereof, or pursuant to the Business Plan, and the reserves reflected in the Balance Sheet are adequate, appropriate and reasonable or otherwise disclosed on a Schedule to this Agreement.


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


          2.15 Title to Properties; Encumbrances. Each of the Company and its Subsidiaries has good, valid and marketable title to all the properties and assets which it purports to own (personal and mixed, tangible and intangible), including, without limitation, all the properties and assets reflected in the Balance Sheet (except for personal property sold since the date of the Balance Sheet in the ordinary course of business and consistent with past practice), and all the properties and assets purchased by the Company and its Subsidiaries since the date of the Balance Sheet. All properties and assets reflected in the Balance Sheet are free and clear of all title defects or objections, liens, claims, charges, security interests or other encumbrances of any nature whatsoever including, without limitation leases, chattel mortgages, conditional sales contracts, collateral security arrangements and other title or interest retention arrangements.

          2.16 Disclosure. The Company has fully provided the Purchaser with all the information that the Purchaser requested for deciding whether to purchase the Securities and all information that the Company believes is reasonably necessary to enable the Purchaser to make such decision. Neither this Agreement nor any other statements or certificates made or delivered in connection herewith or therewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

                                   SECTION 3

                 REPRESENTATIONS AND WARRANTIES OF the PURCHASER
                 -----------------------------------------------

          The Purchaser hereby represents and warrants to the Company as follows:

          3.1 Experience. It is experienced in evaluating and investing in companies such as the Company, and has such knowledge and experience in evaluating the merits and risks of its investment, and has the ability to bear the economic risk of the loss of its entire investment. It is an "accredited investor", as such term is defined in Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). The purchase of the Securities is consistent with its investment objectives.

          3.2 Investment. It is acquiring the Securities for investment for its own account and not with the view to, or for resale in connection with, any distribution thereof. It understands that the Securities have not been registered under the Securities Act by reason of specified exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of its investment intent as expressed herein. It acknowledges that the Company may place restrictive legends on, and stop transfer orders against, the certificates representing the securities being acquired by it.

          3.3 Rule 144. It acknowledges that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. It has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions and that such Rule may not become available for resale of the Securities. It also has been advised on the limited public market for the Company's Common Stock.


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


          3.4 Authority. It has full power and authority under all applicable laws to enter into this Agreement and to consummate the transactions herein and has taken all action necessary to authorize its execution and performance of this Agreement. This Agreement when executed and delivered will be duly executed and will constitute a legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement or creditors' rights generally and general principles of equity.

          3.5 Access to Data. It is fully familiar with the Company's business, operations and financial history as set forth in the Company Reports and the proposed operations, including the commitment to purchase Galaxis Technology A. G.. It also is aware of significant risks involved with its investment in the Securities. It has had an opportunity to discuss the Company's business, operations and financial affairs with its management.

          3.6 Brokers. It has not entered into an agreement for the payment of any broker's or finder's fee or commission in connection with its purchase of the Securities. The Purchaser agrees to indemnify and hold the Company and its officers, directors, employees and agents harmless against any liability for commissions, fees or other compensation in the nature of a broker's or finder's fee to any broker or other nature of a broker's or finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability) for which the Purchaser, or any of its employees or representatives, is responsible.

                                   SECTION 4

                                  MISCELLANEOUS
                                  -------------

          4.1 Governing Law. This Agreement shall be governed by and construed with the laws of the State of Delaware, without giving effect to conflicts of law.

          4.2 Survival. The representations and warranties made in Sections 2 and 3 herein shall survive the Closing for a period of one year.

          4.3 Successors and Assigns. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, assigns, heirs, executors and administrators.

          4.4 Entire Agreement; Amendment. This Agreement, the Note and the Warrant Agreement constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof, and supersede all prior agreements (whether written or oral) other than any Confidentiality Agreement between the Company and the Purchaser. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Company and the Purchaser.

          4.5 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, or by express courier, or delivered either by hand or by messenger, addressed (a) if to the Purchaser, as indicated on the signature page hereto, or at such other address as the Purchaser shall have furnished to the Company in writing, or (b) if to the Company, at One Bridge Plaza, Fort Lee, New


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


Jersey 07024, attn: President, or at such other address as the Company shall have furnished to the Purchaser in writing.

          4.6 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          4.7 Information Confidential. The Purchaser acknowledges that the information received by it pursuant to this Agreement may be confidential and is for the Purchaser's use only. It will not use such confidential information in violation of the Securities Exchange Act of 1934 or otherwise, or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys and financial advisors), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or the Purchaser is required to disclose such information by a governmental body.

          4.8 Expenses. The Company and the Purchaser shall bear their own expenses and legal fees incurred on their behalf with respect to this Agreement and the transactions contemplated hereby, except as otherwise provided herein.

          4.9 Titles and Gender. The titles of the Sections and Subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. Whenever used herein, the singular member includes the plural, the plural includes the singular, and the use of any gender shall include all genders.

          4.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                          REMAINDER OF PAGE LEFT BLANK


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          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                          DISTINCTIVE DEVICES, INC.


                                          By:
                                              ----------------------------------
                                                   Sanjay Mody, President



                                          PURCHASER:

                                          MULLIGAN MANAGEMENT, INC.


                                          By:
                                              ----------------------------------



Address:  125 Main Street
          P.O. Box 144
          Road Town, British Virgin Islands

Attn:     Anek Anantachat

(FAX):  _____________________________

(PHONE):  __________________________